UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 21, 2011

3D SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-34220	95-4431352
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

333 Three D Systems Circle Rock Hill, SC	29730
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (803) 326-3900

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On November 21, 2011, the registrant issued a press release announcing its plans to acquire Z Corporation (“Z Corp”) and Vidar Systems Corporation (“Vidar”) and a press release announcing the pricing of the registrant’s private placement of $152 million of 5.50% senior convertible notes due 2016.  Copies of these press releases are furnished herewith as Exhibit 99.1 and Exhibit 99.2 and incorporated by reference herein.

Included in the press release furnished as Exhibit 99.1 is an announcement that the registrant plans to hold a conference call and webcast at 11:30 a.m., Eastern Time, on Monday, November 21, 2011, to discuss the plans for the acquisition of Z Corp and Vidar.  The press release furnished as Exhibit 99.1 contains information regarding how to access the conference call and webcast and how to listen to a recorded playback of the call after it is completed.  Copies of the slides to be presented on the webcast are furnished herewith as Exhibit 99.3 and incorporated herein by reference.

               The information in this Current Report on Form 8-K under this Item 7.01, as well as Exhibits 99.1, 99.2 and 99.3, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it or they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.  The furnishing of this report is not intended to constitute a determination by the registrant that the information is material or that the dissemination of the information is required by Regulation FD.

Item 9.01.	Financial Statements and Exhibits.

 (d) Exhibits.

99.1	Press Release dated November 21, 2011 regarding acquisition Z Corp. and Vidar

99.2	Press Release dated November 21, 2011 regarding pricing of senior convertible notes

99.3	Webcast slides dated November 21, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION
Date: November 21, 2011
/s/ ROBERT M. GRACE, JR.
(Signature)
	Name:	Robert M. Grace, Jr.
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release dated November 21, 2011 regarding acquisition of Z Corp. and Vidar

99.2	Press Release dated November 21, 2011 regarding pricing of senior convertible notes

99.3	Webcast slides dated November 21, 2011